Exhibit 99

NetBank, Inc. Monthly Operating Statistics and Financial Data

(Unaudited; $ in thousands, except account balances)

	April 30,	May 31,	June 30,	July 31,	August 31,	September 30,	October 31,	November 30,	December 31,	January 31,	February 28,	March 31,	April 30,
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2006	2006	2006	2006
NETBANK, INC. CONSOLIDATED

Retail customers	244,120	243,293	242,946	256,474	256,211	256,077	255,319	256,915	257,631	257,982	255,726	255,259	253,899
Business customers	26,411	27,036	25,903	26,093	26,308	26,498	26,650	28,013	28,038	27,929	27,687	27,702	27,715
Total customers	270,531	270,329	268,849	282,567	282,519	282,575	281,969	284,928	285,669	285,911	283,413	282,961	281,614

Services per customer (consolidated)	1.81	1.82	1.83	1.81	1.82	1.82	1.83	1.83	1.83	1.84	1.85	1.86	1.87
Services per customer (bank only)	2.32	2.33	2.32	2.35	2.35	2.36	2.36	2.36	2.36	2.37	2.37	2.38	2.39

Total average assets (consolidated)	$ 4,733,193	$ 4,823,988	$ 5,070,401	$ 4,993,980	$ 5,154,762	$ 5,078,613	$ 4,966,622	$ 4,929,082	$ 4,916,549	$ 4,900,007	$ 4,826,823	$ 4,720,452	$ 4,457,928

BANKING SEGMENT

Online bill pay penetration (accounts > 90 days)	55%	55%	55%	56%	56%	56%	56%	56%	56%	56%	55%	55%	55%
Direct deposit of payroll penetration (accounts > 90 days)	57%	57%	56%	56%	56%	56%	56%	56%	56%	56%	56%	56%	57%

Retail deposits	$ 2,213,902	$ 2,249,718	$ 2,425,525	$ 2,548,422	$ 2,635,680	$ 2,612,775	$ 2,531,374	$ 2,611,121	$ 2,461,517	$ 2,423,287	$ 2,443,940	$ 2,474,874	$ 2,466,518
Small business deposits	55,161	55,916	53,753	56,061	58,500	60,261	$ 63,473	$ 64,079	$ 62,003	$ 59,747	$ 63,339	$ 63,984	$ 65,153
Other deposits	280,509	279,993	316,322	353,287	389,570	371,316	329,735	313,736	270,325	249,391	221,734	287,409	244,324
Total deposits	$ 2,549,572	$ 2,585,627	$ 2,795,600	$ 2,957,770	$ 3,083,750	$ 3,044,352	$ 2,924,582	$ 2,988,936	$ 2,793,845	$ 2,732,425	$ 2,729,013	$ 2,826,267	$ 2,775,995

Average retail checking account balance	$ 2,717	$ 2,600	$ 2,503	$ 2,542	$ 2,424	$ 2,513	$ 2,417	$ 2,367	$ 2,601	$ 2,461	$ 2,486	$ 2,598	$ 2,542
Average retail money market account balance	$ 14,169	$ 14,037	$ 13,574	$ 13,419	$ 13,124	$ 12,919	$ 12,645	$ 12,391	$ 12,352	$ 12,058	$ 11,934	$ 11,938	$ 11,441
Average retail CD balance	$ 15,736	$ 15,603	$ 15,436	$ 15,387	$ 15,420	$ 15,387	$ 14,845	$ 14,635	$ 14,623	$ 14,576	$ 14,209	$ 13,356	$ 13,285

Average small business checking account balance	$ 6,655	$ 6,511	$ 6,310	$ 6,645	$ 6,890	$ 6,718	$ 7,489	$ 7,462	$ 7,382	$ 6,742	$ 7,674	$ 6,993	$ 7,022
Average small business money market account balance	$ 47,540	$ 47,368	$ 43,698	$ 44,714	$ 44,768	$ 45,250	$ 45,796	$ 45,283	$ 42,290	$ 39,970	$ 39,809	$ 39,990	$ 39,116
Average small business CD balance	$ 29,935	$ 29,923	$ 30,305	$ 29,044	$ 28,483	$ 26,859	$ 27,227	$ 26,719	$ 26,071	$ 25,893	$ 25,067	$ 23,357	$ 23,321

Indirect Auto Lending —
Number of loans	1,812	1,823	2,090	1,840	2,025	1,252	941	1,278	1,065	1,117	1,096	1,607	926
Production	$ 40,761	$ 41,391	$ 49,686	$ 43,992	$ 46,235	$ 28,278	$ 22,224	$ 28,361	$ 24,216	$ 25,095	$ 24,103	$ 36,465	$ 20,154
Weighted Average Note Rate	6.48%	6.63%	6.42%	6.42%	6.76%	7.21%	7.36%	7.48%	7.66%	7.93%	7.86%	7.78%	8.19%

Business Equipment Financing —
Production	$ 15,805	$ 14,642	$ 16,091	$ 13,990	$ 16,621	$ 14,849	$ 20,081	$ 17,522	$ 18,958	$ 17,344	$ 14,313	$ 19,693	$ 21,150

Servicing Portfolio —
Held for sale MSRs	$ 145,350	$ 127,977	$ 210,658	$ 158,494	$ 148,928	$ 249,597	$ 174,628	$ 120,016	$ 143,515	$ 119,903	$ 102,843	$ 160,447	$ 91,534
Available for sale MSRs	14,644,655	14,468,800	14,221,167	14,013,617	13,754,939	13,600,374	13,437,138	13,279,578	13,155,256	13,083,949	12,983,617	12,839,850	12,761,445
UPB underlying MSRs	14,790,005	14,596,777	14,431,825	14,172,111	13,903,867	13,849,971	13,611,766	13,399,594	13,298,771	13,203,852	13,086,460	13,000,297	12,852,979
Work-in-process and whole loans	2,863,310	2,989,308	3,090,391	3,179,712	3,291,295	3,268,430	3,195,333	2,880,654	2,901,896	2,831,590	2,667,835	2,463,231	2,582,758
Sold but not transferred	1,189,575	932,756	960,773	1,259,483	1,282,962	1,352,262	1,330,591	1,048,201	906,795	806,083	578,245	821,886	607,207
Third party subservicing	662	545	949	471	409	259	113	113	113	370	369	586	848
Total loans serviced	$ 18,843,552	$ 18,519,386	$ 18,483,938	$ 18,611,777	$ 18,478,533	$ 18,470,922	$ 18,137,803	$ 17,328,562	$ 17,107,575	$ 16,841,895	$ 16,332,909	$ 16,286,000	$ 16,043,792

Statistics on Available for Sale Mortgage Servicing Rights —
Weighted average note rate	5.90%	5.89%	5.90%	5.90%	5.89%	5.90%	5.89%	5.89%	5.89%	5.89%	5.89%	5.89%	5.90%
Weighted average service fee	0.32%	0.35%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%
Delinquency percentage (30+ days)	5.68%	5.71%	5.66%	5.90%	5.27%	5.51%	5.64%	6.15%	6.94%	5.96%	5.66%	4.67%	5.79%
Bankruptcy & foreclosure	1.46%	1.46%	1.56%	1.47%	1.43%	1.47%	1.51%	1.62%	1.58%	1.46%	1.37%	1.44%	1.50%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$ 714,072	$ 848,614	$ 1,027,584	$ 932,735	$ 1,012,968	$ 936,068	$ 900,988	$ 725,223	$ 833,301	$ 701,867	$ 697,960	$ 810,201	$ 675,864
Non-conforming mortgage production	277,677	285,072	302,480	269,234	304,205	309,771	269,047	258,631	279,432	201,217	175,078	228,939	166,393
Total mortgage production	$ 991,749	$ 1,133,686	$ 1,330,064	$ 1,201,969	$ 1,317,173	$ 1,245,839	$ 1,170,035	$ 983,854	$ 1,112,733	$ 903,084	$ 873,038	$ 1,039,140	$ 842,257

Refinance loans as a % of production	32%	32%	31%	32%	33%	34%	39%	35%	36%	40%	40%	36%	32%

Conforming mortgage sales	$ 495,551	$ 718,418	$ 1,071,095	$ 610,017	$ 936,711	$ 1,238,844	$ 697,468	$ 852,340	$ 939,084	$ 512,651	$ 743,747	$ 935,879	$ 461,463
Non-conforming mortgage sales	227,717	253,494	318,554	265,938	301,243	278,359	307,651	290,339	215,177	208,165	184,670	302,455	145,966
Total mortgage sales	$ 723,268	$ 971,912	$ 1,389,649	$ 875,955	$ 1,237,954	$ 1,517,203	$ 1,005,119	$ 1,142,679	$ 1,154,261	$ 720,816	$ 928,417	$ 1,238,334	$ 607,429

Locked conforming mortgage pipeline	$ 1,152,081	$ 1,229,181	$ 1,200,719	$ 1,009,914	$ 1,102,166	$ 1,053,315	$ 923,261	$ 1,068,194	$ 929,205	$ 969,381	$ 867,915	$ 842,835	$ 809,625

TRANSACTION PROCESSING SEGMENT

QuickPost Processing —
Number of transactions	11,173	14,084	15,015	13,925	14,301	15,910	15,044	16,299	19,941	23,228	23,401	32,361	39,794

ATM/Merchant Processing —
ATMs (third-party owned)	7,744	7,726	7,853	7,904	7,878	7,940	7,921	9,234	9,213	9,328	8,993	9,160	9,253
ATMs (proprietary)	481	515	415	471	496	505	483	478	436	407	419	422	429
Total ATMs Serviced	8,225	8,241	8,268	8,375	8,374	8,445	8,404	9,712	9,649	9,735	9,412	9,582	9,682

Merchant Service Terminals	2,122	2,166	2,207	2,224	2,225	2,261	2,276	2,326	2,367	2,325	2,311	2,328	2,355

Notes: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company. The loans sales figures represent sales into the secondary market only and exclude intra-company sales to the bank.

All information is unaudited.

Monthly Commentary

Attached is the monthly statistical report. It reflects results for April 2006. All comparisons below are on a month-over-month basis, unless noted otherwise.

Highlights and Clarifications

•                  Total deposits eased by $50.3 million or 1.8%. The decline was due primarily to reductions in escrow accounts from our servicing portfolio.

•                  Total average assets fell by $263 million or 5.56% as mortgage loans held for sale were down $231 million.

•                  Indirect auto lending production decreased by $16.3 million while loan volume declined by 681 loans or 42.4% as we continue to manage our working capital.

•                  Production in the business financing operation continued to trend upward, rising $1.5 million or 7.4%.

•                  Mortgage servicing delinquency rates rose to 5.79% due primarily to the timing of payments with the month ending on a weekend.

•                  Conforming mortgage production decreased by $134.3 million or 16.6% and non-conforming production declined by $62.5 million or 27.3%.

•                  Conforming mortgage sales fell by $474 million or 50.7% and non-conforming also declined by $157 million or 51.7%. As we’ve noted before, the first month of a quarter typically has the lowest sales volume.

•                  The locked conforming mortgage pipeline was down by $33.2 million or 3.9%.

Earnings Outlook

As stated during the conference call on May 10, 2006, management expects performance across its operating segments to remain under pressure as many of the business conditions that impacted first quarter results persist.

Results in the company’s indirect mortgage channels are showing improvement as pricing competition has eased from first quarter levels. We believe this improvement should help to drive the company’s earnings back toward the break-even mark, although a loss in the second quarter appears likely today.

Analyst estimates for second quarter results range from $.00 to a loss of $.10. Management views this range as reasonable. However, the risk for renewed pricing pressures in these channels along with the potential for negative net servicing results could drive results to the low end of this range or below.

The company is tentatively scheduled to report its second quarter 2006 results on Wednesday August 2, 2006.

As always, we appreciate your interest in our company. If you have questions or need anything more, please let us know.

Jimmy Locklear

Manager, Investor Relations, NetBank, Inc.

Phone: 678-942-7615

jlocklear@netbank.com

Matthew Shepherd

Director, Corporate Communications, NetBank, Inc.

Phone: 678-942-2683

mshepherd@netbank.com

Forward-Looking Statements

Statements in this monthly operating report that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this monthly operating report, the words “believe,” “anticipate,” “estimate,” “expect,” “may,” “will,” “should,” “plan,” “intend,” “project” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results and future trends to differ materially from those expressed in or implied by such forward-looking statements. The Company’s consolidated results of operations and such forward-looking statements could be affected by many factors, including but not limited to:  1) the evolving nature of the market for Internet banking and financial services generally; 2) the public’s perception of the Internet as a secure, reliable channel for transactions; 3) the success of new products and lines of business considered critical to the Company’s long-term strategy, such as small business banking and transaction processing services; 4) potential difficulties in integrating the Company’s operations across its multiple lines of business; 5) the cyclical nature of the mortgage banking industry generally; 6) a possible decline in asset quality; 7) changes in general economic or operating conditions which could adversely affect mortgage loan production and sales, mortgage servicing rights, loan delinquency rates and/or loan defaults;  8) the possible adverse effects of unexpected changes in the interest rate environment; 9) adverse legal rulings, particularly in the Company’s litigation over leases originated by Commercial Money Center, Inc.; and/or 10) increased competition and regulatory changes. Further information relating to these and other factors that may impact the Company’s results of operations and such forward-looking statements are disclosed in the Company’s filings with the SEC, including under the caption “Item 1. Business—Risks Relating to NetBank’s Business” in its Annual Report on Form 10-K for the year ended December 31, 2005. Except as required by the federal securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.